VOYA VARIABLE PRODUCTS TRUST
Voya SmallCap Opportunities Portfolio
(the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Adviser Class, Class I, Class R6, Class S, and Service 2 Class Shares’
Summary Prospectus and Prospectus, each dated May 1, 2025
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in common	any borrowings for investment purposes) in
stock of smaller, lesser-known U.S. companies.	investments tied to small-capitalization companies.
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in common	any borrowings for investment purposes) in
stock of smaller, lesser-known U.S. companies.	investments tied to small-capitalization
The Portfolio will provide shareholders with at	companies. For purposes of this 80% policy,
least 60 days’ prior notice of any change in this	small-capitalization companies means companies
investment policy.	with market capitalizations that fall within the
capitalization range of companies within the
For this Portfolio, the sub-adviser (the “Sub-	Russell 2000® Index (the “Index”).
Adviser”) defines smaller companies as those with
market capitalizations that fall within the range of
companies in the Russell 2000® Growth Index (the
“Index”) at the time of purchase.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.
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